SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 31, 2003

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.         On July 31, 2003 Ruddick Corporation issued a press release announcing the results for its third quarter and nine-month period ended June 29, 2003. A copy of the press release is included as Exhibit 99.1 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 RUDDICK CORPORATION

                                                                                 By: /s/ JOHN B. WOODLIEF
                                                                                           John B. Woodlief
                                                                                          Vice President - Finance and Chief
                                                                                           Financial Officer

  Dated: July 31, 2003

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EXHIBIT INDEX

Exhibit No.                  Description

     99.1                 News Release disseminated on July 31, 2003 by Ruddick Corporation concerning the results for its third quarter and nine-month period ending June 29, 2003.